UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2022 (August 4, 2022)

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive

Suite 300

Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 4, 2022, ALR Technologies SG Pte. Ltd. (“ALR Singapore”), an affiliate of ALR Technologies Inc. (the “Company” or “ALRT”), entered into an employment agreement with Mr. Sidney Chan whereby Mr. Chan will continue to act as Chief Executive Officer of ALR Singapore.

Mr. Chan is engaged by ALRT to act as its Chief Executive Officer pursuant to a services agreement between Mr. Chan and ALRT. Mr. Chan has been acting as the Chief Executive Officer of each of ALRT and ALR Singapore. The terms of the employment agreement with ALR Singapore are materially similar to the existing services arrangement between ALRT except as follows:

·	The incentive compensation whereby Mr. Chan will earn a 1% commission from the sale of Company products has been amended to be in perpetuity and assignable. Previously, the commission was based on the lifetime of Mr. Chan, and
·	Mr. Chan has relinquished his right to certain compensation on the sale of the business or assets of ALRT or its affiliates.

In connection with entering into the Employment Agreement with ALR Singapore:

1)	Mr. Chan has been issued a bonus of US$150,000 as consideration for the advancements to the GluCurve business unit;
2)	the services agreement between ALRT and Mr. Chan has terminated, and
3)	Mr. Chan will continue to act as Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer of ALRT.

This Employment Agreement is executed and the Services Agreement is being terminated in connection with the redomicile merger announced in the Form 8-K dated May 20, 2022.

Attached to this Current Report on Form 8-K, and incorporated by reference, are copies of the following documents:

1)	The Employment Agreement between ALR Singapore and Mr. Chan is attached as Exhibit 99.1, and
2)	An update letter to the Services Agreement ALRT and Mr. Chan is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01                      EXHIBITS AND FINANCIAL STATEMENTS.

Exhibit	Document Description

99.1	Employment Agreement between Sidney Chan and ALR Technologies SG Pte. Ltd.
99.2	Update to the Services Agreement between Sidney Chan and ALR Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	ALR TECHNOLOGIES INC.

	By:	/s/ Sidney Chan
Name: Sidney Chan
	Title:	Chief Executive Officer and Chairman of the Board of Directors